UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 25, 2019

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)
001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Other Events.

On April 25, 2019, Monaker Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the several Underwriters named in the Underwriting Agreement (the “Underwriters”) for whom Roth Capital Partners, LLC is acting as representative, relating to the public offering, issuance and sale by the Company of 870,000 shares of its common stock, par value $0.00001 per share (“Common Stock”), at an offering price to the public of $2.00 per share. Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 45-day option to purchase up to an additional 130,500 shares of Common Stock. The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-224309), that was filed with the Securities and Exchange Commission, including the related prospectus, dated April 17, 2018, as supplemented by a prospectus supplement dated April 25, 2019. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Underwriting Agreement. A copy of the legal opinion relating to the legality of the issuance and sale of Common Stock in the offering is attached hereto as Exhibit 5.1.

The underwriters have agreed to sell 75,000 shares of common stock to an entity controlled by Donald P. Monaco, a director and chairman of the Company’s board, 100,000 shares of common stock to an entity controlled by Simon Orange, a member of the Company’s board, and 25,000 shares of common stock, to William Kerby, our Chief Executive Officer and member of the Company’s board, at the $2.00 per share public offering price.

On April 25, 2019, the Company issued a press release announcing the pricing of the offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated as of April 25, 2019 by and between the Company and Roth Capital Partners, LLC, as representative of the several underwriters.
5.1	Opinion of The Loev Law Firm, PC
23.1	Consent of The Loev Law Firm, PC (included in Exhibit 5.1)
99.1	Press Release dated April 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: April 25, 2019	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated as of April 25, 2019 by and between the Company and Roth Capital Partners, LLC, as representative of the several underwriters.
5.1	Opinion of The Loev Law Firm, PC
23.1	Consent of The Loev Law Firm, PC (included in Exhibit 5.1)
99.1	Press Release dated April 25, 2019